Exhibit 10.12

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXCLUSIVE LICENSE AGREEMENT AGT. NO. A2024-0103

This Exclusive License Agreement (the “Agreement”) is made this 30th day of October, 2023 (the “Effective Date”) by and between the Ohio State Innovation Foundation, with an address at 1524 North High Street, Columbus, OH 43201 (hereinafter, “OSIF”) and City Therapeutics, Inc., with an address at 188 E. Blaine St., Suite 125, Seattle, WA 98102 (hereinafter, “Licensee”); collectively, “Parties”, or singly, “Party”.

WHEREAS, OSIF, the technology transfer function for The Ohio State University (“OSU”), owns, controls or has the right to license the Patent Rights;

WHEREAS, OSIF desires to have the Patent Rights developed and used for the benefit of the public; and

WHEREAS, Licensee desires to license the Patent Rights to develop and commercialize Licensed Products under the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:

1. Definitions.

“Affiliate” means any entity that: (a) directly or indirectly owns or controls; (b) is owned or controlled by; or (c) is under common ownership or control with another entity; where “ownership” and “control” mean: (i) possession, or the right to possession, of at least fifty percent (>=50%) of the voting stock of the entity; (ii) the power to direct the management and policies of the entity; (iii) the power to appoint or remove a majority of the board of directors of the entity; or (iv) the right to receive at least fifty percent (>=50%) of the profits or earnings of the entity. While an entity is entitled to the rights of an Affiliate under this Agreement for only the period of time the entity qualifies as an Affiliate under this definition, all obligations under this Agreement that accrued to the entity while an Affiliate shall survive until fulfilled even though the entity no longer qualifies as an Affiliate.

“Confidential Information” means all Licensee Information or OSIF Information, as applicable, in each case that is provided by the applicable Party (“Discloser”) to the other Party (“Recipient”) but excluding information: (a) was already in possession of Recipient (or when Recipient is OSIF, in its possession or that of OSU) when provided by Discloser, as shown by competent evidence, other than from an individual affiliated with both Parties; (b) is now, or becomes in the future, public knowledge other than through a violation of this Agreement; (c) is independently developed by individual(s) not affiliated with both Parties and without knowledge of or access to the Confidential Information, as shown by contemporaneously written records; or (d) is lawfully obtained without restriction from a third party who did not obtain the information directly or indirectly from Discloser (or when the Discloser is OSIF, from OSIF or OSU) or another individual affiliated with both Parties.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 1 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

“Contract Period” means each of the three-month periods ending on March 31, June 30, September 30, and December 31 of each Contract Year.

“Combination Product” means a product consisting of a Licensed Product packaged, bundled, or otherwise combined for sale with one or more other products or technology (“Other Components“) and sold for a single price.

“Contract Year” means each 12-month period ending on December 31.

“Designee” means [***].

“Equity Financing” means a cash investment in a bona fide financing for capital raising purposes in exchange for any equity securities or securities exchangeable or convertible into equity securities including, without limitation, any capital stock (common or preferred) in Licensee.

“Field of Use” means [***].

“Fully-Diluted” means (i) the total number of shares of common stock of Licensee outstanding, assuming full conversion of all issued and outstanding securities convertible or exchangeable into common stock of Licensee, and the exercise of all then outstanding options (whether then vested or not), warrants, convertible notes and SAFEs or other instruments convertible into common stock of Licensee, whether or not then exercisable, exchangeable, or convertible; and (ii) the number of unissued but reserved shares of common stock of Licensee that have been authorized or reserved for issuance or award under Licensee’s stock option plan pool or other equity compensation plan.

“Government” means any agency, department or other unit of the United States of America or the State of Ohio.

“including” means including, but without limitation.

“Licensed Product” means any product or process that is Covered in whole or in part by a Valid Claim and/or whose manufacture or use is Covered in whole or in part by a Valid Claim. “Covered,” with respect to a product or process and a Valid Claim, means that the manufacture, use, sale, offering for sale, or importation of such product or process would, but for ownership of or a license to the relevant Patent Rights, either (i) in the case of any claim of an unexpired issued or granted Patent Rights, infringe a Valid Claim in the country in which the activity occurs, or (ii) in the case of any pending Valid Claim of Patent Rights, would infringe a Valid Claim of the Patent Rights if such pending claim was in an issued patent in the country in which the activity occurs.

“Licensee Information” means information Licensee is required to provide OSIF under this Agreement (and any information OSIF obtains in an Examination of Licensee or its Sublicensees).

“Major Market” means [***].

“Net Sales” means [***].

In the case of any Combination Product sold in a given country in the Territory, Net Sales for the purpose of determining royalties and sales milestone events of the Combination Product in such country will be calculated by [***].

“Non-Royalty Sublicensing Consideration” means the gross amount of consideration received by Licensee or its Affiliate in exchange for the grant of a sublicense under the Patent Rights but excluding: [***].

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 2 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

“Optioned Related Work” means a Related Work that Licensee elects to include under this Agreement in accordance with Section 2.6.

“OSIF Information” means information contained in unpublished patent applications for the Patent Rights that OSIF intends to file and any information provided by OSIF in connection with this Agreement. Notwithstanding the foregoing, no technical or scientific information or inventions shall be deemed OSIF Information under this Agreement except what is contained in such unpublished patent applications.

“Patent Rights” means all OSIF’s rights in all: (a) patents and/or patent applications listed in Appendix 1, all patent applications claiming an invention disclosed in any of the Technology Disclosures listed in Appendix 1, all patent applications claiming an Optioned Related Work, and all patent applications claiming Ohio State Subject Inventions or Joint Subject Inventions (as such terms are defined in the Sponsored Research Agreement entered into by and between The Ohio State University and Licensee on or around even date herewith; (b) patent applications that claim priority thereto, including all divisionals, continuations and continuations-in-part (but only to the extent of the subject matter that is fully disclosed and enabled by subsection (a) to satisfy 35 U.S.C. §112); (c) patents issuing on subsections (a) and/or (b); (d) reissues, reexaminations, extensions and supplementary protection certificates referencing any of the foregoing subsections; and (e) all foreign equivalents of any of the foregoing.

“Payment Deadline” means [***].

“Phase 1 Clinical Trial” means, as to a specific Licensed Product (whether as a monotherapy or in combination with one or more other products), a study as described in 21 C.F.R. § 312.21(a); or a similar clinical study in a country other than the United States.

“Phase 2 Clinical Trial” means, as to a specific Licensed Product (whether as a monotherapy or in combination with one or more other products), a study in humans designed with the principal purpose of determining initial efficacy and dosing of such Licensed Product in patients for the indication(s) being studied as described in 21 C.F.R. § 312.21(b); or a similar clinical study in a country other than the United States.

“Phase 3 Clinical Trial” means, as to a specific Licensed Product (whether as a monotherapy or in combination with one or more other products), a lawful study in humans of the efficacy and safety of such Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to file an application to obtain Regulatory Approval to market and sell that Licensed Product in the United States or another country for the indication being investigated by the study, as described in 21 C.F.R. § 312.21(c); or a similar clinical study in a country other than the United States.

“Regulatory Approval” in a particular country or jurisdiction means all approvals (including any applicable governmental and reimbursement approvals), licenses, registrations, and authorizations of any federal, national, multinational, state, provincial or local regulatory authority, department, bureau and other governmental entity that are necessary for the marketing and sale of a Licensed Product in a country or jurisdiction.

“Related Work(s)” means a patentable invention created by at least one (1) inventor of the Patent Rights that (i) has application within the Field of Use; (ii) is not otherwise obligated to a third party in a way that would prevent the license to Licensee hereunder; and (iii) is disclosed to OSIF within one (1) years of the Effective Date.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 3 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

“Sublicense Agreement” means any agreement or arrangement pursuant to which Licensee or its Affiliates whether directly or through multiple tiers, grants a third party a license under the Patent Rights to make, use, offer for sale, sell, and import a Licensed Product; regardless of whether the agreement or arrangement requires or is captioned as a license or sublicense under the Patent Rights. A “Direct Sublicense Agreement” means a Sublicense Agreement pursuant to which Licensee or its Affiliates grant such a license directly to a third party (and not via a third party sublicensing to another third party as an additional tier).

“Sublicensee” means any third party that enters into a Sublicense Agreement with Licensee , its Affiliate or its sublicensees. A “Direct Sublicensee” shall mean a third party that enters into a Sublicense Agreement with Licensee or its Affiliate.

“Territory” means [***].

“Valid Claim” means a pending or issued and unexpired claim of the Patent Rights so long as the claim: (a) has not been irrevocably abandoned or declared to be invalid through no fault of Licensee in a non-appealable decision of a court or other government agency of competent jurisdiction; or (b) is not a claim of a patent application that is still pending more than [***] years after its earliest priority date (for clarity, such claim shall become a Valid Claim if actually issued).

2.	License Grant and Commercialization.

2.1	Grant. Subject to the terms and conditions of this Agreement and Licensee’s compliance therewith, OSIF grants to Licensee and its Affiliates (but only those Affiliates to which Licensee notifies OSIF it is extending the license) and Licensee accepts a non-transferable, except as provided in Section 16, and royalty-bearing exclusive license under Patent Rights in the Field of Use in the Territory to make, have made, use, sell, offer for sale and import Licensed Product and otherwise practice under the Patent Rights in the Field of Use in the Territory.

On behalf of itself and OSU, OSIF reserves the right to [***].

Nothing contained in this Agreement or a Party’s performance hereunder shall be construed as conferring, by implication, estoppel or otherwise, upon Licensee, its Affiliates, its Sublicensees, any party in privity therewith or any customer thereof, any right, title or interest under any intellectual or tangible property right at any time, except for those rights under the Patent Rights expressly granted in Section 2.1. OSIF reserves all rights, titles and interests not expressly granted in Section 2.1 Nothing herein shall be construed as a sale of the Patent Rights. Licensee agrees not to practice the Patent Rights outside the Field of Use or outside the Territory.

2.2	Sublicensing. Subject to the terms and conditions of this Agreement and Licensee’s, and its Affiliates’ compliance therewith, Licensee may grant Sublicenses under the Patent Rights without the consent of OSIF, through multiple tiers.

(a)	Each Sublicense Agreement shall: (i) be in writing; and (ii) consistent with the scope of Patent Rights granted to Licensee hereunder; and each Direct Sublicense shall include a right of termination by Licensee in the event that Sublicensee acts in any manner that would constitute a material breach of this Agreement if such action or inaction were that of Licensee.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 4 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

(b)	Licensee shall deliver to OSIF a copy of each Sublicense Agreement granted and all modifications or terminations thereof, within [***] following the applicable execution, modification or termination; provided, however, that Licensee may redact from such copy sensitive or confidential information that is not reasonably necessary for OSIF to monitor Licensee’s compliance with the terms of this Agreement. Notwithstanding, any redacted Sublicense Agreement and all modifications or terminations shall not redact information that is necessary to allow OSIF to reasonably assess whether Licensee is in compliance with its obligations under the Agreement and to verify amounts payable under this Agreement in connection with a sublicense.

(c)	Notwithstanding any Sublicense Agreement, Licensee shall remain liable to OSIF for all of Licensee’s duties and obligations contained in this Agreement and Sublicensee’s breach of its Sublicense Agreement that would cause Licensee to be in noncompliance with this Agreement.

2.3	Government Rights. Licensee understands that Patent Rights may have been conceived or first actually reduced to practice, or during the Term may be first actually reduced to practice, under a funding agreement with a Government and, if so, that Government has certain rights relative thereto. This Agreement is limited by and made subject to the Government’s rights under any such agreement and under any applicable Government’s law or regulation, including 35 U.S.C. §200 et seq. (“Bayh-Dole Act”). To the extent that there is a conflict between any such agreement, such applicable law or regulation and this Agreement, the terms and conditions of such Government agreement, and/or applicable law or regulation, shall prevail. Licensee agrees to comply and permit OSIF to comply with the Bayh-Dole Act, including to provide the reporting required, and unless waived pursuant to the Bayh-Dole Act to substantially manufacture Licensed Products and products produced through the use of Licensed Products in the United States to the extent required by the Bayh-Dole Act.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 5 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

2.4	Diligent Commercialization. Licensee shall be required to use Commercially Reasonable Efforts to achieve Regulatory Approval in a Major Market for a Licensed Product and, after achieving Regulatory Approval, to commercialize such Licensed Product. Without limiting the foregoing, Licensee shall, at a minimum achieve (by itself or through its Affiliates or Sublicensees) the milestone events stated below (the “Diligence Milestones”):

#	Diligence Milestone	Deadline
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]

[***]

[***]

(a)	In addition to the foregoing milestones, Licensee (or its Affiliates, or Sublicensees) shall use Commercially Reasonable Efforts (as defined below) to obtain Regulatory Approval of a Licensed Product in a Major Market, and thereafter, to commercialize the applicable Licensed Product. “Commercially Reasonable Efforts” means, [***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

2.5	No Use of OSU Resources. [***].

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 6 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

2.6	Related Works Option. OSIF will attempt to identify and disclose each Related Work, if any, to Licensee. Upon disclosure of a Related Work by OSIF to Licensee, Licensee shall have [***] exclusive option (an “Option”) to notify OSIF to amend this Agreement to include Related Works.

3.	Compensation.

3.1	Royalties. On a Licensed Product-by-Licensed Product basis, by each Payment Deadline, Licensee shall pay OSIF non-refundable and non-creditable running royalties as follows:

(a)	[***]) in Net Sales of such Licensed Product in such Contract Year; and

(b)	[***] of Net Sales of such Licensed Product [***] in such Contract Year;

(collectively the “Royalties”).

If Licensee, its Affiliates, or Sublicensees pay royalties to one or more third parties to obtain a license to intellectual property rights necessary to make, have made, use, sell, offer for sale, or import Licensed Products, Licensee may credit [***] such third-party payments against royalties owed to OSIF hereunder, provided that [***]

3.2	Minimum Annual Royalties. Beginning with the Contract Year following the first commercial sale of a Licensed Product that has received Regulatory Approval in a Major Market and for Contract Year thereafter during the Term, Licensee shall pay OSIF a non-refundable minimum annual royalty of [***], due by such Contract Year’s Payment Deadline (each the “Minimum Annual Royalty”).

Payment of the Minimum Annual Royalty shall be credited toward Royalties due in the Contract Year to which the payment corresponds.

3.3	Milestone Fees. On a Licensed Product-by-Licensed Product basis, Licensee shall pay OSIF the following amounts within [***] of achievement of each corresponding Payment Milestone (as such term is used in the column of the table below) achieved by with respect to such Licensed Product, according to the following (each a “Milestone Fee” and, collectively the “Milestone Fees”):

#	Payment Milestone	Milestone Fee
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 7 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Each of the foregoing milestones shall be paid no more than once for a Licensed Product and, for clarity, the aggregate amount of milestone payments shall not exceed $4,200,000 for each Licensed Product. [***]

[***]

3.4	Sublicense Fees. For clarity, Net Sales by Affiliates and Sublicensees shall be subject to royalties payable to OSIF as provided in Section 3.1. Also, within [***] of receiving any Non-Royalty Sublicensing Consideration, Licensee shall pay OSIF a percentage of such Non-Royalty Sublicensing Consideration (each a “Sublicense Fee” and, collectively, the “Sublicensee Fees”). Such percentage shall be determined as follows on a Sublicense Agreement-by- Sublicense Agreement basis at the time such Sublicense Agreement is entered into:

(a)	[***]of Non-Royalty Sublicensing Consideration under a Sublicense Agreement executed [***];

(b)	[***]of Non-Royalty Sublicensing Consideration under a Sublicense Agreement executed [***];

(c)	[***] of Non-Royalty Sublicensing Consideration under a Sublicense Agreement executed [***]; or

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 8 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

(d)	[***] of Non-Royalty Sublicensing Consideration under a Sublicense Agreement executed [***].

If Licensee receives Non-Royalty Sublicensing Consideration for the achievement of a milestone for which Licensee must also pay OSIF a milestone fee in accordance with Section 3.3, then Licensee’s Sublicensee Fee for such Non-Royalty Sublicensing Consideration shall be reduced by the amount of such Milestone Fee actually paid to OSIF by Licensee

3.5	Equity Consideration. On the Effective Date, conditioned upon execution by the Licensee, OSIF and Designee of a Stock Issuance Agreement in the form attached hereto as Appendix 5 (the “Stock Issuance Agreement”), Licensee shall issue to Designee equity securities in the form of shares of common stock (“Equity Securities”) constituting five percent (5%) of the ownership of Licensee on a Fully-Diluted basis (such fully-diluted percentage, the “Applicable Percentage”). Such Equity Securities shall be delivered to Designee in a certificate, affidavit, or other applicable form duly signed by the Licensee or, via an electronic stock certificate such as through Carta. All shares issued to Designee under this Section 3.5 will be considered fully paid and non-assessable.

3.6	Anti-Dilution. As equity protection, Licensee shall issue to Designee (without cost) additional Equity Securities sufficient for Designee to preserve its Applicable Percentage basis until Licensee has obtained paid in capital from Equity Financings (i.e., cash contributed by investors through direct purchase of equity securities from Licensee) of at least eight million dollars ($8,000,000.00) (“Equity Financing Threshold”).

[***]

[***]

3.7	Document Review Reimbursement

Within [***] after Licensee’s receipt of an invoice from OSIF on or after the Effective Date, Licensee shall reimburse OSIF for up to [***] in aggregate costs and expenses associated with [***]. “Document Review Reimbursement”. Without limitation, failure to strictly comply with Section 3.7 shall be considered a payment default under Section 9.3(a).

4.	Reports and Plans.

4.1	Reports and Plans. Utilizing the report forms in Appendices 2 and 3, incorporated herein by reference, or other report forms that provide substantially similar information, Licensee shall provide to the attention of OSIF’s payment and reporting contact stated in Appendix 4: (a) [***]. If no payments are due in any Contract Period, then Licensee shall submit the report so stating. The obligations in this Section 4 are in addition to and not in lieu of the other reporting obligations in this Agreement. Notwithstanding the foregoing, Licensee shall have no obligation to provide Appendix 3B until after first Regulatory Approval of a Licensed Product.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 9 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

5.	Licensee Information. The capitalization table set forth as Appendix 6 shows all outstanding and reserved equity securities and convertible notes of Licensee as of the date hereof on a Fully-Diluted basis. Upon the consummation of any Equity Financing or at OSIF’s request, Licensee shall provide an updated capitalization table along with a certification from a responsible officer of Licensee certifying the table’s completeness and accuracy. Additionally, so long as OSIF or OSIF’s Designee owns any equity in the Licensee, and without limitation to Section 6.5, OSIF shall be entitled to examine the books and records of the Licensee as OSIF may reasonably request at reasonable times concerning the general status of the Licensee’s financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided and that Licensee shall have no obligation to grant such access beyond what Delaware law, including but not limited to DGCL § 220, requires a company provide to its shareholders. Notwithstanding, OSIF shall receive quarterly and annual financial statements upon which they are made available to other shareholders of the Licensee holding common stock of the Licensee (and not any preferred shares). If no financial statements for the last fiscal year have been sent to common shareholders, the Licensee shall, upon the written request of OSIF, deliver or mail to OSIF within [***] thereafter the annual financial statements or, at Licensee’s option, the Licensee’s most recent 409A results. Notwithstanding the foregoing, this Section shall not apply after a public offering of any of Licensee’s securities.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 10 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

6.	Payment, Records, and Audits.

6.1	Payments. All amounts referred to in this Agreement are expressed in U.S. dollars without deductions for taxes, assessments, fees, or charges of any kind. All payments to OSIF shall be made in U.S. dollars by check or wire transfer (Licensee to pay all wire or other transfer fees) payable to Ohio State Innovation Foundation as stated in Appendix 4. Licensee may not make any tax withholdings from payments to OSIF.

6.2	Sales Outside the U.S. If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the rate used by Licensee for its financial reporting purposes in accordance with U.S. Generally Accepted Accounting Principles (or foreign equivalent).

6.3	Late Payments. Amounts not subject to a good faith dispute that are not paid when due shall accrue a late charge from the due date until payment is received by OSIF, at a rate equal to [***] (or the maximum allowed by law, if less). Acceptance of late payments does not negate or waive any other right or remedy to which OSIF may be entitled.

6.4	Records. For a period of [***] after the Contract Period to which the records pertain, Licensee agrees that it, Affiliates and Sublicensees shall keep complete and accurate records pertaining to any consideration relating to this Agreement (including payments made by Sublicensees to Licensee or its Affiliates), including [***], in sufficient detail to enable payments or securities due hereunder to be determined and audited.

6.5	Auditing. An independent public accountant selected by OSIF and reasonably acceptable to Licensee, shall be permitted, [***], to periodically examine and/or audit the records required by Section 6.4 (“Examination”) during regular business hours, at Licensee’s and/or its Sublicensee’s place of business, on [***] advance notice, to verify any payment or report relating to this Agreement (including payments made by Sublicensees to Licensee or its Affiliates). For each Sublicensee, Licensee shall obtain such Examination rights for OSIF and itself. If Licensee conducts an Examination of Sublicensee’s records, Licensee shall furnish to OSIF a copy of the findings from such Examination and OSIF shall then have no right to audit such Sublicensee for the period covered by Licensee’s audit. No more than one Examination of Licensee and each Sublicensee shall be conducted under this Section 6.5 in any twelve month period. If any amounts due to OSIF have been underpaid as of the date of the Examination, then Licensee shall immediately pay OSIF the amount of such underpayment plus accrued interest due in accordance with Section 6.3. If the amount of underpayment is equal to or greater than [***] of the total amount due for the records so examined, Licensee shall also reimburse OSIF the costs of such Examination and any collection actions taken. Such Examinations may, at OSIF’s sole discretion, consist of a self-audit conducted by Licensee and/or Sublicensee at their respective expense and certified in writing by an authorized officer of Licensee and/or Sublicensee. For all purposes of the foregoing and without limitation, a “Big 4” accounting firm compensated on a non-contingency basis shall be deemed reasonably acceptable to Licensee.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 11 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

7.	Intellectual Property Management.

7.1	Past Patent Expenses. Within [***] after Licensee’s receipt of an invoice from OSIF on or after the Effective Date, Licensee shall reimburse OSIF for [***].

7.2	Ongoing Patent Expenses. Licensee shall pay all out-of-pocket expenses associated with prosecuting and maintaining the Patent Rights incurred on or after the Effective Date within [***] after Licensee’s receipt of each invoice from OSIF. Notwithstanding the foregoing, from time to time, OSIF may require Licensee to pre-pay such expenses reasonably predicted within [***] for certain Patent Rights upon written request, including for nationalization of the Patent Rights. [***].

7.3	Responsibility & Coordination. In its discretion, OSIF shall control the preparation, prosecution, defense and maintenance of the Patent Rights using counsel of its choosing. So long as Licensee is not in default of Section 7.2, OSIF shall instruct such patent counsel to provide copies of all material documents it receives from, or submits to patent offices regarding the Patent Rights in the Field of Use and Territory. OSIF will use best efforts provide Licensee such documents reasonably in advance of any due date to review and provide comments, and OSIF shall reasonably consider Licensee’s comments when timely provided. OSIF shall not abandon prosecution of any last pending U.S. or foreign patent application without first notifying Licensee of OSIF’s intention and reason therefore at least [***] prior to any bar date and providing Licensee with reasonable opportunity to assume responsibility for prosecution and maintenance of such patents and patent applications. [***].

7.4	Foreign Filings. In addition to the U.S., the Patent Rights shall, subject to applicable bar dates and Licensee’s compliance with Section 7.2, be pursued in such foreign countries as Licensee so designates in writing to OSIF in sufficient time to reasonably enable the preparation of such additional filings (in no event [***] prior to any deadline), and in those foreign countries in which OSIF has filed applications prior to the Effective Date. If Licensee does not choose to pursue patent rights in a particular foreign country and OSIF chooses to do so, Licensee shall so notify OSIF, and thereafter said patent application or patent shall no longer be included in the Patent Rights and Licensee shall have no further rights thereto. For clarity, OSIF shall control all decisions relating to applying for a Unitary Patent at the European Patent Office.

7.5	Withdrawal from Paying Patent Costs. If at any time Licensee wishes to cease paying for any costs for a particular Patent Right, including for patent prosecution in a particular jurisdiction, Licensee must give OSIF at [***] prior written notice and Licensee shall continue to be obligated under Section 7.2 for costs and expenses incurred during said notice period. Thereafter, said patent application or patent shall no longer be included in the Patent Rights for such jurisdiction and Licensee shall have no further rights thereto.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 12 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

8.	Infringement and Litigation.

8.1	Enforcement. In the event that Licensee or its Affiliate(s), or Sublicensee(s) believe there is infringement of any Patent Rights under this Agreement which is to its substantial detriment, Licensee will provide OSIF with notification and reasonable evidence of such infringement. Licensee shall have the first right to enforce the Patent Rights in the Field of Use against potential infringers (“Enforcement Action”). Upon request by Licensee, OSIF will provide Licensee with such assistance and information as may be useful to Licensee in connection with an Enforcement Action (if Licensee reimburses OSIF for OSIF’s reasonable out-of-pocket expenses in connection therewith). [***].

If OSIF notifies Licensee of infringement of the Patent Rights, and Licensee does not take action to enforce such Patent Rights within [***] after such notice, then OSIF may enforce the Patent Rights against such infringers and Licensee will provide OSIF with such assistance and information as may be reasonably useful to OSIF in connection with an action (if OSIF reimburses Licensee for Licensee’s reasonable out-of-pocket expenses in connection therewith).

8.2	[***]In any infringement suit or dispute regarding the Patent Rights, the Parties agree to cooperate fully with each other in a reasonable manner. [***].

(a)	[***]

(b)	[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 13 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

[***]

9.	Term and Termination.

9.1	Term. Unless earlier terminated as provided herein, the term of this Agreement shall commence on the Effective Date and continue until the expiration of the last to expire of the Patent Rights (“Term”).

9.2	Termination by Licensee. Licensee, at its option, may terminate this Agreement by providing OSIF written notice stating its reason for termination, and such termination shall become effective [***] after receipt of such notice by OSIF.

9.3	Termination by OSIF. OSIF, at its option, may immediately terminate this Agreement upon delivery of written notice to Licensee of OSIF’s decision to terminate, if any of the following occur:

(a)	Licensee has failed to make any payment when due under this Agreement, and does not make the required payment within [***] after delivery of written notice thereof from OSIF;

(b)	Licensee is in breach of any non-payment provision of this Agreement, and does not cure such breach within [***] after delivery of written notice from OSIF; or

(c)	To the extent not prohibited by applicable law, Licensee or its Affiliate or Sublicensee initiates any proceeding or action to challenge the validity, enforceability, or ownership or scope of one or more of the Patent Rights, or intentionally assists a third party in pursuing such a proceeding or action, and, in each case, does not withdraw such proceeding or action (or, in the case of a challenge by a Sublicensee, Licensee does not terminate the corresponding Sublicense) within [***] after OSIF’s notice thereof. For clarity, a proceeding or action (e.g., an action for a declaratory judgment) with solely respect to whether a claim Covers a certain activity shall not be deemed a challenge to the scope of the Patent Rights.

9.4	Other Conditions of Termination. This Agreement shall terminate:

(a)	[***] upon OSIF giving written notice to Licensee, unless prohibited by applicable law, if: (i) Licensee is judicially declared bankrupt; (ii) Licensee’s Board of Directors elects to liquidate its assets or dissolve its business, in each case, without a successor to which this Agreement is assigned; (iii) Licensee makes an assignment for the benefit of creditors; or (iv) if the business of Licensee is otherwise placed in the hands of a receiver, assignee or trustee, whether by voluntary act of Licensee or otherwise and such placement by involuntary act of Licensee is not dismissed within [***]; or

(b)	At any time by mutual written agreement between Licensee and OSIF. For clarity, a decision to sell all Licensee’s assets relating to this Agreement to a third party shall not be deemed a liquidation of assets that give rise to termination pursuant to Section 9.4(b) above.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 14 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

9.5	Effect of Termination. If this Agreement:

(a)	Is terminated, then all Direct Sublicense Agreements (and all Sublicense Agreements under such Direct Sublicense Agreement) shall remain in effect provided that: (i) the applicable Direct Sublicensee agrees to assume all obligations of Licensee under this Agreement with respect to the activities of such Direct Sublicensee (and its Sublicensees) and agrees that OSIF shall have the same termination rights with respect to such Direct Sublicensee as it had with Licensee; and (ii) if the Agreement was terminated for Licensee’s breach and such breach is reasonably curable by Sublicensee (e.g., payment of any amount), Sublicensee cures such breach [***] of such termination;

(b)	Is terminated, then, except as necessary to give effect to the foregoing paragraph, all rights granted under this Agreement [***] revert to OSIF, and Licensee shall have no rights to practice under the Patent Rights, including making, having made, distributing, having distributed, using, providing, selling, offering to sell, leasing, loaning and importing any Licensed Products after the effective date of termination;

(c)	Is terminated or expires, then Licensee [***] shall tender payment of all accrued payments due to OSIF as of the effective date of termination or expiration, including payment of all unreimbursed costs and expenses incurred under Section 7 prior to the effective date of termination or expiration upon receipt of invoice therefor, and render a final report covering the subject matter described in Section 4 and 5; in each case regardless of whether otherwise due hereunder

(d)	Is terminated or expires, then nothing in this Agreement shall be construed to release either Party from any liability that matured (including payment obligations that accrued) prior to the effective date of termination or expiration; and

(e)	Is terminated or expires, then this provision Section 9.5(e) and the provisions of Sections 1 (Definitions), 8.2 (Cooperation between OSIF and Licensee), 10 (Confidentiality), 12.2 (OSIF Disclaimers), 13 (Limit of Liability), 14 (Indemnification Obligation), 15 (Insurance Requirements), 18 (Use of Name), 19 (Notices), and 20 (General Provisions) shall survive any termination or expiration of this Agreement until their purposes are fulfilled. In addition, the provisions of Sections 3 (Compensation), 4 (Reports and Plans), 6 (Payment, Records and Audits), and 7 (Intellectual Property Management) shall survive with respect to all activities and payment obligations accruing prior to the termination or expiration of this Agreement (provided, however, that for the avoidance of doubt, the provisions of Section 3.6 shall not survive to include any Equity Financings that occur after termination or expiration off this Agreement). In addition, the termination or expiration of this Agreement shall by itself have no effect on the equity issued to OSIF or Designee pursuant to the terms hereof.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 15 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

10.	Confidentiality.

10.1	Treatment of Confidential Information. Recipient shall use reasonable care to safeguard the confidentiality of the Discloser’s Confidential Information and shall not provide any of the Discloser’s Confidential Information to third parties nor use the Discloser’s Confidential Information other than as permitted below. For clarity, and notwithstanding anything to the contrary in any other Agreement between the Parties or between OSU and Licensee, nothing restricts Licensee from using or disclosing any information contained in any Technology Disclosures except to the extent this Agreement expressly restricts the use of OSIF Information.

10.2	Right to Disclose.

(a)	Licensee consents to OSIF disclosing Licensee’s Confidential Information to OSU, and other third parties to the extent it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, on the condition OSIF has confidentiality obligations and non-use restrictions at least as stringent as those on OSIF hereunder with OSU and/or such third parties.

(b)	To the extent it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, Licensee may disclose OSIF Confidential Information on the condition that the party to whom it provides the OSIF Confidential Information has agreed to terms and conditions of confidentiality and non-use at least as stringent as those on Licensee herein. In no event shall Licensee or anyone receiving OSIF’s Confidential Information from Licensee use OSIF’s Confidential Information in a manner detrimental to OSIF, OSU or their respective rights.

(c)	If Recipient is required by law, regulation, or court order to disclose any of the Discloser’s Confidential Information, then it may do so provided it had promptly notified Discloser and had reasonably assisted Discloser, if needed, for Discloser to try to obtain a protective order or other remedy of Discloser’s election and expense.

(d)	Notwithstanding anything to the contrary, neither Party is obligated to maintain the existence of this Agreement as Confidential Information.

10.3	Surviving Obligations. All Confidential Information of the other party shall be returned or destruction certified at the end of the Term, at Discloser’s election, provided that Recipient shall be permitted to retain one copy of the Confidential Information in its legal function in order to verify its compliance hereunder and electronic records maintained for archival purposes need not be destroyed. The Parties’ confidentiality and non-use obligations under this Agreement shall survive the expiration or termination of this Agreement and shall continue for a period of [***] thereafter.

10.4	Injunctive Relief. In addition to and not in lieu of any other rights or remedies, Discloser may seek specific performance, injunctive and other equitable relief as a remedy for any breach or threatened breach of this Section 10 without showing actual monetary damages in connection therewith.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 16 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

11.	Export Compliance. Without limiting Section 12.3(c), Licensee shall observe all applicable United States and foreign laws and regulations with respect to the research, development, manufacture, marketing and transfer of Licensed Products and related technical data, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulation and hereby represents and covenants that Licensee: (a) is neither a national of, nor controlled by a national of, any country to which the United States prohibits the export or re-export of goods, services, or technology; (b) is not a person specifically designated as ineligible to export from the United States or deal in U.S. origin goods, services, or technologies; (c) shall not export or re-export, directly or indirectly, any goods, services, or technology to any country or person (including juridical persons) to which the United States prohibits the export of goods, technology or services; and (d) in the event that a United States government license or authorization is required for an export or re-export of goods, services, or technology (including technical information acquired from OSIF under this Agreement and/or any products created by using such technical information or any part thereof), shall obtain any necessary United States government license or other authorization prior to undertaking the export or re-export. Without limitation, Licensee shall require a provision in Sublicense Agreement, substantially similar to this Section 11, requiring that Sublicensees comply with all then-current applicable export laws and regulations and other applicable laws and regulations.

12.	Representations and Disclaimers.

12.1	OSIF Representations. Except for the rights, if any, of the Government, OSIF represents and warrants to Licensee that to the knowledge of OSIF: (a) OSIF is the owner or agent of the entire right, title, and interest in and to Patent Rights; (b) OSIF has the right to grant the license(s) hereunder; and, (c) OSIF has not knowingly granted and shall not knowingly grant licenses or other rights under the Patent Rights that are in conflict with the terms and conditions in this Agreement.

12.2	OSIF Disclaimers. EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 12.1, LICENSEE UNDERSTANDS AND AGREES THAT OSIF MAKES NO OTHER REPRESENTATIONS OR WARRANTIES AND OSIF, ON BEHALF OF ITSELF AND OSU, EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING AS TO THE LICENSED PRODUCTS, THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, NONINFRINGEMENT, BREADTH OF PATENT RIGHTS, WHETHER ANY CLAIM WILL ISSUE OR IS VALID, AND AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH MAY BECOME HELD, BY ANY ENTITY THAT MIGHT BE REQUIRED FOR THE PRACTICE OF PATENT RIGHTS.

12.3	Licensee Representation. Licensee represents and warrants that: (a) Licensee has: (i) not been induced in any way by OSIF or its employees to enter into this Agreement; (ii) been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Agreement; (iii) adequate knowledge and expertise to conduct the due diligence; and (iv) accepted all risks inherent herein; (b) it is a duly organized and validly existing entity in good standing under the laws of its jurisdiction of organization, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder; (c) it shall comply with all applicable international, national, or local laws and regulations in its performance under this Agreement, including export control laws; (d) it shall diligently pursue the development, manufacture, and sale of Licensed Products throughout the Term to the extent set forth in Section 2.4; and (e)) it shall continue to maintain throughout the Term and beyond insurance coverage as set forth in Section 15.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 17 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

13.	Limit of Liability. IN NO EVENT SHALL OSIF, OSU OR THEIR RESPECTIVE AFFILIATES, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, STUDENTS, TRUSTEES, AGENTS OR INDEPENDENT CONTRACTORS IN THEIR CAPACITY FOR OSIF OR OSU OR SUCH AFFILIATE, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING DAMAGES FOR LOSS OF PROFITS OR REVENUE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR PATENT RIGHTS, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR LIABILITIES AGAINST LICENSEE FOR WHICH IT PROVIDES INDEMNIFICATION (SECTION 14) OR FOR MISUSE, MISAPPROPRIATION OR INFRINGEMENT OF OSIF’S INTELLECTUAL PROPERTY RIGHTS, LICENSEE SHALL NOT BE LIABLE TO OSIF FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER LICENSEE KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

14.	Indemnification Obligation. Licensee agrees to hold harmless, defend and indemnify OSIF, OSU, their respective Affiliates, and their respective officers, directors, employees, students, inventors, trustees, agents, and independent contractors (“Indemnified Parties”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses, including reasonable attorneys’ fees and other expenses of litigation, resulting from claims or demands brought by third parties (collectively “Liabilities”) against an Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with this Agreement, and/or the exercise or practice of the rights granted hereunder by or under authority of Licensee and/or Sublicensee, or third party person or entity having a Licensed Product; provided, however, Licensee shall have no responsibility or obligation under this Section 14 to the extent of Liabilities caused solely by the gross negligence or willful misconduct by OSIF. OSIF shall: (a) promptly notify Licensee of the Liability, (b) grant Licensee control of defense or settlement of such Liability, and (c) provide Licensee with reasonable assistance, at Licensee’s request, in the defense or settlement of such Liability, subject to Licensee reimbursing the OSIF for all reasonable out-of-pocket expenses incurred in providing such assistance. Licensee will not make any settlement regarding OSIF without the consent of OSIF, approval of which will not be unreasonably withheld.

15.	Insurance Requirements. Prior to any Licensed Product being used, including for the purpose of obtaining regulatory approval, or offered for sale by Licensee or Sublicensee, and for a period of [***] after this Agreement expires or is terminated, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product to ensure its obligations under this Agreement. Licensee shall use commercially reasonable efforts to have OSIF, OSU and their respective Affiliates, officers, directors and employees named as additional insureds. Such commercial general liability insurance shall provide, without limitation: (a) product liability coverage; (b) broad form contractual liability coverage for Licensee’s indemnification under this Agreement; and (c) coverage for abatement and/or litigation costs. Upon request by OSIF, Licensee shall provide OSIF with written evidence of such insurance. Additionally, Licensee shall provide OSIF with advance written notice of at least [***] prior to Licensee cancelling, not renewing, or materially changing such insurance.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 18 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

16.	Assignment. This Agreement is not assignable by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided, however, that Licensee may assign this Agreement without the prior written consent of OSIF in connection with the sale of all or substantially all of its stock, business or assets to which this Agreement relates.

17.	Patent Markings. Licensee agrees that all Licensed Products shall be marked as permitted in accordance with each country’s patent marking laws, including Title 35, U.S. Code, in the United States.

18.	Use of Name. Licensee shall not use the name, trademarks or other marks of OSIF or OSU without the advance written consent of OSIF and OSU. OSIF and OSU may use Licensee’s name for annual reports, brochures, website and internal reports without prior consent.

19.	Notices. Any notice or other communication of the Parties required or permitted to be given or made under this Agreement shall be in writing and shall be deemed effective on the date received when sent in a manner that provides confirmation or acknowledgement of delivery and received at the applicable address set forth in Appendix 4, incorporated herein by reference. Notices required under this Agreement may be delivered via E-mail provided such notice is confirmed in writing as indicated. Late payment notices are sufficiently delivered via E-mail only.

20.	General Provisions.

20.1	Binding Effect. This Agreement is binding upon the Parties hereto, their respective executors, administrators, heirs, assigns and successors in interest and inures to the benefit of the Parties and their permitted successors and assigns. Conveyances made in contravention with the terms of this Agreement shall be null and void.

20.2	Construction of Agreement. Both Parties agree that any ambiguity in this Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted this Agreement. Headings are for the convenience of the Parties and do not impart independent meaning to this Agreement.

20.3	Counterparts and Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A Party may evidence its execution and delivery of this Agreement by transmission of a signed copy of this Agreement via facsimile or email.

20.4	Registration of Licenses. Licensee agrees to register and give required notice concerning this Agreement, at its expense, in each country where an obligation exists under law to so register or give notice and shall reasonably consider OSIF’s comments regarding redaction.

20.5	Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with laws of the State of Ohio, without regard to choice of law and conflicts of law principles.

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 19 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

20.6	Modification. Any modification of this Agreement shall be effective only if it is in writing and signed by duly authorized representatives of both Parties.

20.7	Severability. If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such other provisions in any other jurisdiction, so long as the essential essence of this Agreement remains enforceable.

20.8	Third Party Beneficiaries. Nothing in this Agreement shall be interpreted as placing the Parties in an employment, partnership, joint venture or agency relationship and neither Party shall have the right or authority to obligate or bind the other Party on its behalf. Nothing in this Agreement, express or implied, is intended to confer any benefits, rights or remedies on any entity, other than the Parties, OSU, and their permitted successors and assigns.

20.9	Waiver. Neither Party shall be deemed to have waived any of its rights under this Agreement unless the waiver is in writing and signed by such Party. No delay or omission of a Party in exercising or enforcing a right or remedy under this Agreement shall operate as a waiver thereof.

20.10	Good Faith and Fair Dealing. The Parties shall perform their respective obligations and exercise their rights under this Agreement in good faith and with fair dealing, including, but not limited to, the granting of Sublicense Agreements under Section 2.2 of this Agreement and payment of compensation under Article 3 of this Agreement.

20.11	Entire Agreement. This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

Ohio State Innovation Foundation		City Therapeutics, Inc.

BY:	/s/ Kevin Taylor	BY:	/s/ Ari Nowacek
NAME:	Kevin Taylor	NAME:	Ari Nowacek
TITLE:	President	TITLE:	President
DATE:	11/03/2023	DATE:	11/02/2023

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 20 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

APPENDIX 1

Description of Patent Rights

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 21 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

APPENDIX 2A

ANNUAL REPORT

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 22 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 2B

OSIF FUNDING SOURCE &
EMPLOYMENT SURVEY AS OF
____ (FISCAL YEAR END)

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 23 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 3A

Milestone Report

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 24 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 3B

Royalty Report

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 25 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 4

Contact Information

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 26 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 5

Stock Issuance Agreement

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 27 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

Appendix 6

Capitalization Table as of the Effective Date

[***]

Licensee: City Therapeutics, Inc.
Exclusive License A2024-0103
Licensor: Ohio State Innovation Foundation	Page 28 of 28

All provisions are subject to addition, elimination or revision by either Party. All provisions, communications and discussions are tentative until execution of a written agreement by both Parties.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement (“Amendment”), having an effective date of February 8, 2024 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at Mount Hall, 1st Floor, 1050 Carmack Rd Columbus, OH 43210 (“OSIF”) and City Therapeutics, Inc., with an address at 188 E. Blaine St., Suite 125, Seattle, WA 98102 (“Licensee”), (individually “Party” or together “the Parties”).

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated October 30, 2023, OSIF agreement No. A2024-0103 (the “License Agreement”); and

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	The following Patent Rights are hereby added to Appendix 1:

[***]

3.	The following Technology Disclosures are hereby added to Appendix 1:

[***]

4.	Within [***] after Licensee’s receipt of an invoice from OSIF, Licensee shall reimburse OSIF for all out-of-pocket expenses associated with the filing of [***].

5.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including portable document format (“.pdf”), shall be deemed original documents for purposes of this Agreement, including the signature pages, and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.

6.	Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

7.	IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

OHIO STATE INNOVATION FOUNDATION		CITY THERAPEUTICS, INC.

By:	/s/ Kevin Taylor	By:	/s/ Ari Nowacek
Name:	Kevin Taylor	Name:	Ari Nowacek
Title:	President	Title:	President
Date:	02/09/2024	Date:	02/09/2024

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT
AGT. NO. A2025-1883

This Amendment No. 2 to the Exclusive License Agreement (“Amendment No. 2”) is made this 3rd day of April 2025 (“Amendment No.2 Effective Date”) by and between Ohio State Innovation Foundation, located at Energy Advancement and Innovation Center, 2281 Kenny Rd., Suite 210, Columbus, OH 43210 (“OSIF”) and City Therapeutics, Inc., with an address at 399 Binney Street, Cambridge, MA 02142 (hereinafter “Licensee”), collectively, the “Parties”, or singly, “Party”.

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated October 30, 2023 which was subsequently amended on February 8, 2024 (the “License Agreement”); and

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	The following Patent Rights are hereby added to Appendix 1:

[***]

3.	The following Technology Disclosures are hereby added to Appendix 1:

[***]

4.	Within [***] after Licensee’s receipt of an invoice from OSIF, Licensee shall reimburse OSIF for all out-of-pocket expenses associated with the filing of [***].

5.	Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

6.	Continued Force and Effect. Except as provided in this Amendment No. 2, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered this Amendment No. 2 effective as of the Amendment No. 2 Effective Date.

OHIO STATE INNOVATION FOUNDATION		CITY THERAPEUTICS, INC.

BY:	/s/ Kevin Taylor	BY:	/s/ Ari Nowacek
NAME:	Kevin Taylor	NAME:	Ari Nowacek
TITLE:	President	TITLE:	President
DATE:	04/11/2025	DATE:	04/11/2025

AMENDMENT NO. 3 TO EXCLUSIVE LICENSE
AGREEMENT

This Amendment No. 3 to the License Agreement (“Amendment No. 3”) is made this 13th day of May 2025 (“Amendment No. 3 Effective Date”) by and between Ohio State Innovation Foundation, located at Energy Advancement and Innovation Center, Room 210, 2281 Kenny Road Columbus, OH 43210 (“OSIF”) and City Therapeutics, Inc., with an address at 399 Binney Street, Cambridge, MA 02142 (hereinafter “Licensee”), collectively, the “Parties”, or singly, “Party”.

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement (AGT. NO. A2024-0103) dated October 30, 2023 which was subsequently amended on February 8, 2024 and April 3, 2025 (the “License Agreement”); and

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	The following Patent Rights are hereby added to Appendix 1:

[***]

3.	The following Technology Disclosures are hereby added to Appendix 1:

[***]

4.	Within [***] after Licensee’s receipt of an invoice from OSIF, Licensee shall reimburse OSIF for all out-of-pocket expenses associated with the filing of [***].

5.	Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

6.	Continued Force and Effect. Except as provided in this Amendment No. 3, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered this Amendment No. 3 effective as of the Amendment No. 3 Effective Date.

OHIO STATE INNOVATION FOUNDATION		CITY THERAPEUTICS, INC.

BY:	/s/ Kevin Taylor	BY:	/s/ Ari Nowacek
NAME:	Kevin Taylor	NAME:	Ari Nowacek
TITLE:	President	TITLE:	SVP Corporate Development
DATE:	05/21/2025	DATE:	05/21/2025

AMENDMENT NO. 4 TO EXCLUSIVE LICENSE
AGREEMENT

This Amendment No. 4 to the License Agreement (“Amendment No. 4”) is made this 4th day of July 2025 (“Amendment No.4 Effective Date”) by and between Ohio State Innovation Foundation, located at Energy Advancement and Innovation Center, Room 210, 2281 Kenny Road Columbus, OH 43210 (“OSIF”) and City Therapeutics, Inc., with an address at 399 Binney Street, Cambridge, MA 02142 (hereinafter “Licensee”), collectively, the “Parties”, or singly, “Party”.

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement (AGT. NO. A2024-0103) dated October 30, 2023 which was subsequently amended on February 8, 2024, April 3, 2025, and May 13, 2025 (the “License Agreement”); and

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	The following Patent Rights are hereby added to Appendix 1:

[***]

3.	The following Technology Disclosures are hereby added to Appendix 1:

[***]

4.	Within [***] after Licensee’s receipt of an invoice from OSIF, Licensee shall reimburse OSIF for all out-of-pocket expenses associated with the filing of [***]. Current out-of-pocket expenses associated with the filing of [***] are estimated to be [***] as of Amendment No.4 Effective Date.

5.	Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

6.	Continued Force and Effect. Except as provided in this Amendment No. 4, all terms, conditions, and provisions of the License Agreement shall remain and in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered this Amendment No. 4 effective as of the Amendment No. 4 Effective Date.

OHIO STATE INNOVATION FOUNDATION		CITY THERAPEUTICS, INC.

BY:	/s/ Kevin Taylor	BY:	/s/ Ari Nowacek
NAME:	Kevin Taylor	NAME:	Ari Nowacek
TITLE:	President	TITLE:	SVP Corporate Development
DATE:	07/08/2025	DATE:	07/08/2025

AMENDMENT NO. 5 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 5 to the License Agreement (“Amendment No. 5”) is made this 26th day of August 2025 (“Amendment No. 5 Effective Date”) by and between Ohio State Innovation Foundation, located at Energy Advancement and Innovation Center, Room 210 2281 Kenny Road Columbus, OH 43210 (“OSIF”) and City Therapeutics, Inc., with an address at 399 Binney Street, Cambridge, MA 02142 (hereinafter “Licensee”), collectively, the “Parties”, or singly, “Party”.

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement (AGT. NO. A2024-0103) dated October 30, 2023 which was subsequently amended on February 8, 2024, April 3, 2025, May 13, 2025, and July 4, 2025 (the “License Agreement”); and

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.	The following Patent Rights are hereby added to Appendix 1: [***]

3.	The following Technology Disclosures are hereby added to Appendix 1: [***]

4.	Within [***] after Licensee’s receipt of an invoice from OSIF, Licensee shall reimburse OSIF for all out-of-pocket expenses associated with the filing of [***].

5.	Counterparts. This Amendment No. 5 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

6.	Continued Force and Effect. Except as provided in this Amendment No. 5, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered this Amendment No. 5 effective as of the Amendment No. 5 Effective Date.

OHIO STATE INNOVATION FOUNDATION		CITY THERAPEUTICS, INC.

BY:	/s/ Kevin Taylor	BY:	/s/ Ari Nowacek
NAME:	Kevin Taylor	NAME:	Ari Nowacek
TITLE:	President	TITLE:	SVP Corporate Development
DATE:	08/28/2025	DATE:	08/27/2025